UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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GoldLand Holdings Co.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GOLDLAND HOLDINGS CO.

2520 MANTEE AVENUE WEST, SUITE 200

BRADENTON, FL 34205

NOTICE OF 2011 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 22, 2011

Dear GoldLand Holdings Co. Shareholders:

NOTICE IS HEREBY GIVEN that an annual meeting of shareholders of GoldLand Holdings Co. will be held at our offices located at 14877 Silver City Road, Murphy, Idaho 83650, on Thursday, September 22, 2011, at 1:00 p.m., Mountain time, for the purpose of considering and acting upon the following:

1.

To elect Pierre Quilliam, Allan Breitkreuz, Denise Quilliam, Christian Quilliam, and D. Roger Scammell to serve as directors;

2.

To consider a proposal to approve the Company’s 2010 Stock Option Plan;

3.

To approve the selection by our Board of W.T. Uniack & Co. CPA’s P.C. as our registered public accounting firm for the fiscal year ending December 31, 2011; and

4.

To transact any other business that may properly be brought before the meeting or any adjournment thereof.

ONLY OWNERS OF RECORD OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK AS OF THE CLOSE OF BUSINESS ON JULY 29, 2011 (THE “RECORD DATE”) WILL BE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING.  EACH SHARE OF COMMON STOCK IS ENTITLED TO ONE VOTE.

 The Company’s Proxy Statement, which summarizes the items to be voted upon, is attached hereto. Financial and other information concerning the Company is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.  We encourage you to read the Proxy Statement and Annual Report in their entirety.

By Order of the Board of Directors,
/s/
Pierre Quilliam
Chairman of the Board

Bradenton, FL

August 3, 2011

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.  NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 22, 2011:

THE PROXY STATEMENT AND ANNUAL REPORT TO SECURITY HOLDERS ARE AVAILABLE AT HTTP://MATERIALS.PROXYVOTE.COM/38145V

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GOLDLAND HOLDINGS CO.

2520 MANTEE AVENUE WEST, SUITE 200

BRADENTON, FL 34205

PROXY STATEMENT

FOR 2011 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 22, 2011

This Proxy Statement is being provided to you by GoldLand Holdings Co.’s Board of Directors in connection with our 2011 Annual Meeting of Stockholders. The Annual Meeting will be held at 1:00 p.m. on Thursday, September 22, 2011 at 14877 Silver City Road, Murphy, Idaho 83650, for the purposes set forth in the accompanying Notice of 2011 Annual Meeting of Stockholders and this Proxy Statement. We expect to mail this information to stockholders entitled to vote at the Annual Meeting on or about August 10, 2011.

PURPOSE OF MEETING

At the Annual Meeting, stockholders will be asked consider and act upon:

(1)

To elect Pierre Quilliam, Allan Breitkreuz, Denise Quilliam, Christian Quilliam, and D. Roger Scammell to serve as directors;

(2)

To consider a proposal to approve the Company’s 2010 Stock Option Plan;

(3)

To approve the selection by our Board of W.T. Uniack & Co. CPA’s P.C. as our registered public accounting firm for the fiscal year ending December 31, 2011; and

(4)

To transact any other business that may properly be brought before the meeting or any adjournment thereof.

The Board of Directors knows of no other business to be presented for consideration at the Annual Meeting. Each proposal is described in more detail in this Proxy Statement.

INFORMATION ABOUT THE ANNUAL MEETING, PROXIES AND VOTING QUESTIONS AND ANSWERS ABOUT THE MEETING AND THE PROPOSALS

Q: Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of printed proxy materials?

A: Under rules recently approved by the Securities Exchange Commission (“SEC”), the Company is now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each shareholder of record. Instructions on how to access and review the proxy materials on the Internet can be found on the Proxy Card sent to shareholders of record and on the Notice of Internet Availability of Proxy Materials (the “Notice”) sent to shareholders who hold their shares in “street name” (i.e. in the name of a broker, bank or other record holder). The Notice will also include instructions for shareholders who hold their shares in street name on how to access the proxy card to vote over the internet. Voting over the Internet will not affect your right to vote in person if you decide to attend the Annual Meeting; however, if you wish to revoke your proxy, you must first notify the Corporate Secretary of your intent to vote in person, and vote your shares at the Annual Meeting.

On or about August 10, 2011, we will send all stockholders of record as of July 29, 2011 a Notice instructing them as to how to receive their proxy materials via the Internet this year. The proxy materials will be available on the Internet as of August 10, 2011.

Q: Who is soliciting proxies for the annual meeting?

A: Proxies are being solicited on behalf of the Board of Directors (which we sometimes refer to in this proxy statement as the Board).

Q: What is being voted on?

A: Our stockholders will vote on the following items at the annual meeting:

1.

The election of five directors who have been nominated to serve on the Board.

2.

To consider a proposal to approve the Company’s 2010 Stock Option Plan;

3.

To consider a proposal to ratify the appointment of W.T. Uniack & Co. CPA’s P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

4.

To consider such other business as may properly come before the annual meeting.

Q: Who is entitled to vote?

A: Only stockholders of record as of the close of business on July 29, 2011 may vote at the annual meeting.

Q: How many votes do I have?

A: Each share of our common stock that you owned on the record date entitles you to one vote on each matter that is voted on.

Q: How many shares can vote?

A: On the record date, there were 233,175,456 shares of our Common Stock outstanding.  Holders of the outstanding shares of our Common Stock on the record date will be entitled to one vote on each matter for each share held as of such date.

Q: How does the Board recommend I vote on these proposals?

A: The Board recommends that you vote:

•

FOR the election of each nominee to serve as a director until the 2011 annual meeting of stockholders and until his or her successor is duly elected and qualified;

•

FOR the approval of the Company’s 2010 Stock Option Plan;

•

FOR the ratification of the appointment of W.T. Uniack & Co. CPA’s P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

Q: How do I vote?

A: The enclosed proxy card describes three ways to vote, in addition to attending the annual meeting and voting your shares in person. You can vote:

•

by telephone;

•

via the Internet; or

•

by completing, signing and returning a signed proxy card in the envelope provided.

If you vote by telephone or Internet, you do not need to return your proxy card.

Even if you plan to attend the annual meeting and vote in person, please complete, sign and return your proxy card or cast your vote by telephone or over the Internet as described on the enclosed proxy card. That way, if you plan to attend the annual meeting but are unable to do so for any reason, your shares will still be represented at the annual meeting.

If you later decide to attend the annual meeting and want to vote in person, you may do so. If your shares are registered in your name and you want to vote at the annual meeting, no additional forms will be required. If your shares are held for you in the name of a bank, broker, or other nominee holder, you will have to obtain a legal proxy from the nominee holder to vote your shares at the annual meeting, as described below.

Q: What if I hold my shares in a brokerage account?

A: If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokers also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your brokerage firm on your vote instruction form. Under the current rules, if you do not give instructions to your brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. The proposal to approve our 2010 Stock Option Plan (Proposal Two), and the ratification of W.T. Uniack & Co. CPA's P.C., as our independent registered public accounting firm (Proposal Three) are considered to be discretionary items and your brokerage firm will be able to vote on those items even if it does not receive instructions from you, so long as it holds your shares in its name.

The Election of Directors (Proposal One) is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this item, your broker may not vote with respect to this proposal and those votes will be counted as “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.

If your shares are held in street name, you must bring an account statement or letter from your bank or brokerage firm showing that you are the beneficial owner of the shares as of the record date (July 29, 2011) in order to be admitted to the meeting on September 22, 2011. To be able to vote your shares held in street name at the meeting, you will need to obtain a Proxy Card from the holder of record. We will be unable to accept a vote from you at the annual meeting without that Proxy Card from your holder of record.

If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one annual report and proxy statement for each company in which you hold stock through that broker or bank. This practice is known as “householding.” Unless you responded that you did not want to participate in householding, you were deemed to have consented to the process. Therefore, your broker or bank will send only one copy of our annual report and proxy statement to your address. Each stockholder in your household will continue to receive a separate voting instruction form.

If you would like to receive your own set of our annual report and proxy statement in the future, or if you share an address with another of our stockholders and together both of you would like to receive only a single set of our annual disclosure documents, please contact the company at GoldLand Holdings Co., 2520 Manatee Avenue West, Suite 200, Bradenton, Florida 34205 or call (941) 761-7819.  Be sure to provide your name, the name of your brokerage firm or bank, and your account number. The revocation of your consent to householding should be effective 30 days following receipt of your instructions.

If you did not receive an individual copy of this proxy statement or our annual report on Form 10-K for the fiscal year ended December 31, 2010, we will send a copy to you if you address a written request to GoldLand Holdings Co., Attention: Investor Relations, 3419 Virginia Beach Boulevard, #252, Virginia Beach, Virginia 23452 or call (757) 306-6090.

Q: What if I sign and return my proxy card or voting instruction form but don’t specify how I want my votes to be cast?

A: If you sign and return your proxy card but do not mark any boxes showing how you wish to vote, the proxy designated on the card, Pierre Quilliam, our Chief Executive Officer, will vote your shares:

•

FOR the election of each nominee to serve as a director until the 2011 annual meeting of stockholders and until his or her successor is duly elected and qualified;

•

FOR the approval of the Company’s 2010 Stock Option Plan;

•

FOR the ratification of the appointment of W.T. Uniack & Co. CPA’s P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

•

in such individual’s discretion, on all other matters which might come before the annual meeting.

Q: What if I vote or return a proxy and later want to change my vote?

A: If your shares are registered in your name, you may change your vote at any time before the meeting in one of four ways. You may:

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notify our Corporate Secretary in writing that you want to change your vote and specify the change;

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vote in person at the annual meeting;

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submit a proxy card dated later than your prior vote; or

•

re-vote by telephone or via the Internet.

You may send written notices to our Corporate Secretary at our offices at: 2520 Manatee Avenue West, Suite 200, Bradenton, Florida 34205, Attention: Corporate Secretary, Fax: (941) 761-7848.

Please note that if you hold your shares through a bank, broker, or other nominee holder and you wish to change your vote, you must deliver your change to that nominee. Remember that if a nominee holds your shares for you and you wish to vote in person at the annual meeting, you must obtain a Proxy Card from that nominee authorizing you to vote at the annual meeting. We will be unable to accept a vote from you at the annual meeting without that Proxy Card.

Q: Can I revoke my proxy after I return it?

A: Yes. You can revoke your proxy at any time before the annual meeting by sending a written revocation or a later dated proxy to our Corporate Secretary at the address specified above.

Establishing a Quorum and Votes Required

Q: What is a quorum?

A: A quorum is the number of shares of capital stock of a corporation that must be represented in person or by proxy in order to transact business. For each of the proposals to be presented at the meeting, Delaware law generally requires that a majority of the outstanding shares of our capital stock entitled to vote must be represented in person or by proxy. That means that a quorum will consist of one-half of the total possible votes of shares of stock issued and outstanding on July 29, 2011, the Record Date, or 122,087,729 shares of Common Stock. Shares of stock represented in person or by proxy (including “broker non-votes” and shares that abstain or do not vote with respect to a particular proposal to be voted upon) will be counted for the purpose of determining whether a quorum exists at the meeting for that proposal. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

Q: What happens if I abstain from voting or do not give voting instructions to my broker?

A: If you submit a properly executed proxy, your shares will be counted in determining whether a quorum is present, even if you abstain from voting or withhold authority to vote on a particular proposal. If you abstain from voting or withhold authority to vote in the election of directors, doing so will have no effect on the election, because the five nominees who receive the greatest number of votes, regardless of the actual number of votes cast, will be elected as directors.

Q: What is a “broker non-vote” and how are they counted?

A: A so-called “broker non-vote” occurs when banks, brokers or other nominee holders return a valid proxy but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter or have not received specific voting instructions from the stockholder for whom they are holding shares.

On certain “routine” matters (such as ratification of the appointment of an independent registered accounting firm) a broker or other nominee holder has discretionary voting power to vote the shares on the stockholder’s behalf without receiving instructions. However, nominee holders do not have discretionary authority to vote on “non-routine” matters (such as election of directors and approval of the proposed amendments to our Articles of Incorporation) and therefore cannot vote without receiving specific voting instructions.

If a broker fails to return a valid proxy, the votes represented by that proxy are not counted in determining whether a quorum is present, nor do those shares affect any proposals requiring a percentage of the votes cast or a specific percentage of the shares present and authorized to be cast. If the broker returns a valid proxy without marking a vote or abstaining, the votes represented by the proxy will be counted in determining whether a quorum is present and any designated proxies named in the card would be entitled to exercise discretionary voting power if the proxy card so provides. The proxy card for the annual meeting grants such discretionary voting power to Pierre Quilliam, our Chief Executive Officer. If the broker returns a proxy after crossing out a “non-routine” proposal as to which the broker cannot exercise discretionary voting power and has not received voting instructions, the shares represented by the proxy will be counted in determining whether a quorum is present but will not be counted as shares entitled to vote on the proposal. Therefore, broker non-votes on any “non-routine” matters would have the effect of reducing the number of shares necessary to constitute a majority of the shares present and entitled to vote on the proposal, but otherwise would not be counted as votes either for or against the proposal.

Q: What vote is required to elect directors?

A: Assuming a quorum is present at the annual meeting, the five nominees who receive the highest number of votes will be elected as directors. Abstentions and instructions withholding authority to vote for one or more nominees will result in those nominees receiving fewer votes, but will not count as votes against a nominee. Starting this year, the election of directors is a “non-routine” matter. Therefore, if you do not instruct your broker how to vote with respect to the election of directors, your broker may not vote with respect to this proposal and those votes will be deemed broker non-votes. Broker non-votes are not counted for the purpose of determining whether directors are elected, and therefore will not have the effect of a negative vote with respect to the election of directors.

Q: What vote is required to approve our 2010 Stock Option Plan?

A: A vote to approve our 2010 Stock Option Plan will require an affirmative vote of a majority of votes that are present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on this proposal, and will have the same effect as negative votes. Because the ratification of the independent registered public accounting firm is a discretionary matter, broker non-votes may result in a vote for this item.

Q: What vote is required to ratify W.T. Uniack & Co. CPA's P.C. as our independent registered public accounting firm?

A: Ratification of the appointment of W.T. Uniack & Co. CPA's P.C. as our independent registered public accounting firm will require an affirmative vote of a majority of votes that are present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on this proposal, and will have the same effect as negative votes. Because the ratification of the independent registered public accounting firm is a discretionary matter, broker non-votes may result in a vote for this item.

Q: Who will count the votes?

A: A duly sworn representative of Investment Law Group of Gillett, Mottern & Walker, LLP will count the votes and act as the inspector of elections at the meeting.

Q: What does it mean if I get more than one proxy card?

A: Your shares may be registered under more than one name, address or account. If so, you will need to return each proxy card or voting instruction form you receive (or vote by telephone or over the Internet) by following the instructions on the card in order to ensure that all of your shares, however held, are voted. We encourage you to have all accounts registered in the exact same name and address (whenever possible). Registered stockholders may obtain information about how to do this by contacting Jason Bogutski, our transfer agent, at:

Signature Stock Transfer, Inc.

2632 Coachlight Court

Plano, Texas 75093

Phone: 972-612-4120

Fax: 972-612-4122

If you provide Jason Bogutski with photocopies of the proxy cards that you receive or with the account numbers that appear on the proxy cards, combining your accounts and share holdings will be easier to accomplish.

Q: Are there any expenses associated with soliciting proxies for the annual meeting?

A: Yes. We will bear the expense of soliciting proxies for the annual meeting and will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our stockholders. We do not anticipate hiring an agency to solicit votes at this time. Our officers and other employees may solicit proxies in person or by telephone, although there are no contracts or arrangements to do so. Any such officers or other employees will receive no special compensation for soliciting proxies.

Q: What is a stockholder proposal?

A: A stockholder proposal is a recommendation or requirement from a stockholder that we or the Board take action on a matter that the stockholder intends to present at a meeting of stockholders. However, under applicable Securities and Exchange Commission, or SEC, rules, we have the ability to exclude certain matters proposed, including those that deal with matters relating to our ordinary business operations.

Q: Can anyone submit a stockholder proposal?

A: To be eligible to submit a proposal, you must have continuously held at least $2,000 in market value, or 1% of our common stock, for at least one year by the date you submit your proposal. You also must continue to hold those securities through the date of the meeting.

Q: If I wish to submit a stockholder proposal for the 2011 annual meeting of stockholders, what action must I take?

A: If you wish us to consider including a stockholder proposal in the proxy statement and form of proxy for the 2011 annual meeting of stockholders, you must submit the proposal, in writing, so that our Corporate Secretary receives it no later than April 4, 2011 (which is 120 calendar days before the anniversary of the date of this proxy statement) in order to be included in the proxy statement and form of proxy relating to that meeting. In addition, the proposal must meet the requirements for stockholder proposals established by the SEC.

Send your proposal to:

GoldLand Holdings Co.
2520 Manatee Avenue West, Suite 200
Bradenton, Florida 34205
Attention: Corporate Secretary

PROPOSALS

PROPOSAL ONE: ELECTION OF DIRECTORS

(Item 1 on Proxy Card)

Our bylaws provide that the Board shall consist of one or more members, as determined from time to time by resolution of the Board.  The Board has set the number of directors at five.  The Board presently consists of five directors. Directors are elected annually and serve a one-year term. On the recommendation of the Boart, the Board has nominated all of its current directors, Pierre Quilliam, Allan Breitkreuz, Denise Quilliam, Christian Quilliam, and D. Roger Scammell, for re-election at the annual meeting.  All of the directors were originally appointed to fill a vacancy on the Board and none has ever been elected at an annual meeting of stockholders.

You will find detailed information on each nominee below. Each nominee has consented to act as a director if elected. If any director nominee is unable to stand for election at the annual meeting, the Board may reduce its size or designate a substitute.  If the Board designates a substitute, proxies voted for the original director candidate will be cast for the substituted candidate. Proxies may not be voted for more than the five nominees named.

Information with respect to the number of shares of common stock beneficially owned by each director, directly or indirectly, as of July 29, 2011, appears below under the heading “Security Ownership of Certain Beneficial Owners and Management.”

The Board recommends a vote FOR the election of each nominee. The nine nominees who receive the highest number of affirmative votes will be elected as directors.

Nominees for Director

Name	Age	Primary Occupation	Director Since
Pierre Quilliam	72	Chief Executive Officer of Goldcorp Holdings Co. and GoldLand Holdings Co.	2003
D. Roger Scammell	64	President and Director	2011
Allan Breitkreuz	43	Executive Vice President of Finance of Goldcorp Holdings Co. and GoldLand Holdings Co.	2005
Christian Quilliam	47	Chief Operating Officer of GoldLand Holdings Co.	2010
Denise Quilliam	72	Secretary/Director of GoldLand Holdings Co.	2010

The biographies of each of the nominees below contain certain biographical information, including each nominee’s specific experience, qualifications, attributes and skills which led us to the conclusion that such nominee is well-qualified to serve on our Board.

Pierre Quilliam has served as our chief executive officer and a member of our board since November 11, 2003.  In addition to his services as our office and director, Mr. Quilliam has been a director and officer of Silver Falcon Mining, Inc., f/k/a Dicut, Inc. since 2001.  From 1975 to 1980, Mr. Quilliam established and operated Outico, Ltd., a reseller of industrial tools and equipment.  From 1980 to the present, Mr. Quilliam has established and managed numerous companies in various capacities, including finance, consulting, accounting and management.

Allan Breitkreuz has served as a member of our board since 2005, and as our Vice President of Finance and Development since September 9, 2006.  In addition to his services as our officer and director, Mr. Breitkreuz has been a director of Silver Falcon since November 1, 2008.  From 2002 to 2008, Mr. Breitkreuz was an officer and director of Warner International Networks and Extend a Pop, which provided dial up internet access.   Mr. Breitkreuz majored in commercial and business financial administration at Brock University in Ontario, Canada, but did not receive a degree.

Denise Quilliam has served as a member of our board since September 2010.  On July 1, 2009, Ms. Quilliam became our corporate secretary.  In addition to her services as an officer and director, Ms. Quilliam has been an officer and director of Silver Falcon since October 30, 2007. Other than her employment with us, Ms. Quilliam serves as a director of four private Canadian companies involved in real estate and finance, but has otherwise not been employed during the last five years. Ms. Quilliam received a B.S. degree in Teaching from the Ignace Bourget College in Quebec in 1957.

Christian Quilliam has served as our director since September 2010, and our chief operating officer since April 2010.  In addition to his services as an officer and director, Mr. Quilliam has been a director of Silver Falcon since August 24, 2009, and its chief operating officer since April 2010. Mr. Quilliam holds a master’s degree in digital music from McGill University in Montreal and brings extensive experience into the management and development of small cap companies.  Mr. Quilliam presently owns and direct Q-Prompt, Inc., a teleprompting company which services large corporations’ needs during presentations.

D. Roger Scammell has been a member of our board and an officer since January 6, 2011.  Mr. Scammell has 40 years of experience in the mining and exploration industry worldwide, principally with epithermal gold/silver, polymetallic base metal, combined with nickel and coal deposits.  He was the Country Manager (México) for Teck Corporation and its Mexican subsidiary, Minera Teck S.A. de C.V. from 1992 to 2002.  From May 2004 to December 2010, Mr. Scammell was Vice President of Exploration and later President of Scorpio Mining Corporation and its Mexican subsidiary, Minera Cosalá.  While at Scorpio, he was responsible for the administration and execution of exploration, development and initial production of the Nuestra Señora polymetallic silver mine in Sonora, México, as well as the onsite construction of the 1,000 tons per day flotation mill. Mr. Scammell holds a Bachelor of Science degree in geology from the University of London, England, and is a licensed Professional Geoscientist of Ontario, Canada.  Mr. Scammell also serves as a director of two other mining companies, Southern Silver Exploration Corp (TSX: SSV) and Musgrove Minerals Corp. (TSX: MGS). Mr. Scammell also agreed to serve as president and a director of Silver Falcon.

Mr. and Ms. Quilliam are married to each other.

Mr. Christian Quilliam is the son of Mr. and Mrs. Quilliam.

Executive Officers Who Are Not Directors

Thomas Ridenour has been our Chief Financial Officer since June 2010.  Mr. Ridenour has been a principal of Ridenour and Associates, LLC, an accounting consulting firm providing CFO services to small public and private companies, since 2002.  From 2000 to 2002, Mr. Ridenour served as Senior Vice President and Chief Financial Officer of HealthWatch, Inc., a software technology company.  Prior to joining HealthWatch, Mr. Ridenour served as Senior Vice President and Chief Financial Officer of Nationwide Credit, Inc., a receivables management company, from 1998 to 2000. From 1983 to 2998, Mr. Ridenour served in various financial management roles at American Security Group, a financial services company, Primerica Financial Services, Inc., a financial services company, and Southmark Corporation, a real estate service and development company.  Mr. Ridenour is also chief financial officer of Silver Falcon Mining, Inc. Mr. Ridenour is a CPA and holds a B.S. Accounting degree from the University of South Carolina.

Corporate Governance

Our Board believes that good corporate governance is important to ensure that our company is managed for the long-term benefit of our shareholders.  This section describes key practices that our Board has adopted.

Board Determination of Independence

Our common stock is currently quoted on the OTCQB.  Since the OTCQB does not have its own rules for director independence, we use the definition of independence established by the NYSE Amex (formerly the American Stock Exchange).  Under applicable NYSE Amex rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  We do not believe that any of our nominees qualify as an “independent director” as defined by NYSE Amex rules.

Board Meetings and Attendance

Our Board held two meetings by board consent during the fiscal year ended December 31, 2010. During this period all of the then directors of the Company attended at least 75% of the total number of meetings of the Board and any committee of which they were a member.  We do not have a policy regarding director attendance at our annual meetings.

Board Committees

We do not have an audit, nominating or compensation committee.  We intend, however, to establish an audit committee and a compensation committee of our Board of Directors in the future, once we have independent directors. We envision that the audit committee will be primarily responsible for reviewing the services performed by our independent auditor, evaluating our accounting policies and our system of internal controls. The compensation committee will be primarily responsible for reviewing and approving our salary and benefits policies (including stock options) and other compensation of our executive officers.

We do not have an audit committee financial expert on our Board.

Stockholder Communications with the Board

Stockholders may send correspondence to the Board c/o Corporate Secretary at 2520 Manatee Avenue West, Suite 200, Bradenton, Florida 34205.  The Corporate Secretary will review all correspondence addressed to the Board, or any individual Board member, for any inappropriate correspondence and correspondence more suitably directed to management. The Corporate Secretary will summarize all correspondence not forwarded to the Board and make the correspondence available to the Board for its review at the Board’s request. The Corporate Secretary will forward stockholder communications to the Board prior to the next regularly scheduled meeting of the Board following the receipt of the communication as appropriate.

Board Structure

Our Board has not chosen to separate the positions of Chief Executive Officer and Chairman of the Board in recognition of the fact that our operations are sufficiently limited that such separation would not serve any useful purpose.  Our Chairman and Chief Executive Officer is responsible for setting the strategic direction for our company and for the day-to-day leadership of our company, as well as setting the agenda for Board meetings and presiding over meetings of the full Board.

Role of Board in Risk Oversight Process

Management is responsible for the day-to-day management of risk and for identifying our risk exposures and communicating such exposures to our Board. Our Board is responsible for designing, implementing and overseeing our risk management processes. The Board does not have a standing risk management committee, but administers this function directly through the Board as a whole, as well as through committees of the Board.  The whole Board considers strategic risks and opportunities and receives reports from its officers regarding risk oversight in their areas of responsibility as necessary. We believe our Board’s leadership structure facilitates the division of risk management oversight responsibilities among the committees and enhances the Board’s efficiency in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.

Director Nomination Process

 The process followed by our Board to identify and evaluate director candidates includes requests to members of our Board and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the nominating and corporate governance committee and the Board.

 In considering whether to recommend any particular candidate for inclusion in the slate of recommended director nominees, our Board considers the following criteria:

•

integrity;

•

business acumen;

•

knowledge of our business and industry;

•

experience;

•

diligence;

•

conflicts of interest; and

•

the ability to act in the interests of all shareholders.

The director biographies above indicate each nominee’s experience, qualifications, attributes and skills that led our Board to conclude he should continue to serve as a director.  Our Board believes that each of the nominees has the individual attributes and characteristics required of each of our directors, and the nominees as a group possess the skill sets and specific experience desired of our Board as a whole.

The Board does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board believes that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities.

Our Board does not have a formal policy with respect to diversity, but believes that our Board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds.

Our Board does not have a formal policy with regard to the consideration of director candidates recommended by shareholders. The Board does not feel a formal policy is necessary, as the Board will consider director nominees recommended by shareholders. The names of any nominees should be addressed to the Board, c/o Secretary, GoldLand Holdings Co., 2520  Manatee Avenue West, Suite 200, Bradenton, Florida 34205. No shareholder has submitted names of director nominees for consideration at the meeting.

Executive Compensation

Summary Compensation Table

The following table sets forth the compensation earned by our named Executive Officers during the last three fiscal years and other officers who received compensation in excess of $100,000 during any of the last three fiscal years. In accordance with Item 402(a)(5), we have omitted certain columns from the table required by Item 402(c).

Summary Compensation Table

Name and Principal Position	Year	Salary $	Option Awards $ (1)	All Other Compensation $	Total $

Pierre Quilliam, Chairman and CEO (2)	2010 2009	$125,000 125,000	$140,971 -	- -	$265,971 125,000

Allan Breitkreuz, Vice President (3)	2010 2009	50,000 50,000	93,981 -	- -	143,981 50,000

Christian Quilliam, Chief Operating Offficer	2010 2009	32,500 -	93,981 -	- -	126,481 -

Denise Quilliam, Secretary	2010 2009	14,167 -	93,981 -	- -	108,148 -

Thomas Ridenour, Chief Financial Officer	2010 2009	56,875 -	93,981 -	- -	150,856 -

(1)

The option awards to Pierre Quilliam, Allan Breitkreuz, Christian Quilliam, Denise Quilliam and Thomas Ridenour consisted of 3,000,000, 2,000,000, 2,000,000, 2,000,000 and 2,000,0000 options to purchase Common Stock, respectively.  The options have an exercise price of $0.121 in the case of Pierre and Denise Quilliam and $0.11 in the case of all others, a ten year term, and are subject to a one year vesting period.  The amount reported is the amount recognized for financial statement reporting purposes in accordance with ASC Topic 718

(2)

Pierre Quilliam has served as our Chairman and CEO since November 11, 2003.  In 2009 and 2010, we paid Mr. Quilliam a base salary of $125,000 per year under an employment agreement dated September 1, 2007.  None of Mr. Quilliam’s compensation for 2009 or 2010 has been paid in cash, and instead is reflected as a current liability on our financial statements.

(3)

Mr. Breitkreuz has served as a vice president since 2006.  In 2009 and 2010, we paid Mr. Breitkreuz a salary of $50,000 per year based on an employment agreement dated January 1, 2007.  None of Mr. Breitkreuz’s compensation for 2009 or 2010 has been paid in cash, and instead is reflected as a current liability on our financial statements.

(4)

Christian Quilliam has served as our chief operating officer since September 1, 2010.  Mr. Quilliam’s salary consists of pay accrued at a rate of $97,500 since September 1, 2010, which has not been paid in cash but is instead reflected as a current liability on our financial statements.

(5)

Ms. Quilliam has served as our corporate secretary since September 1, 2010. Ms. Quilliam’s salary consists of pay accrued at a rate of $42,500 since September 1, 2010, which has not been paid in cash but is instead reflected as a current liability on our financial statements.

(6)

Mr. Ridenour has served as our chief financial officer since June 1, 2010.  Mr. Ridenour’s salary consists of pay accrued at a rate of $97,500 since June 1, 2010, which has not been paid in cash but is instead reflected as a current liability on our financial statements.

We did not reprice any options or stock appreciation rights during the last fiscal year.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised options (#) (b)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date ($) (f)	Number of Shares or Units of Stock that have not Vested (#) (g)	Market Value of Shares of Units of Stock that Have not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($) (j)
Pierre Quilliam	--	3,000,000*	--	0.121	12/20/2020	--	--	--	--
Denise Quilliam	--	2,000,000*	--	0.121	12/20/2020	--	--	--	--
Christian Quilliam	--	2,000,000*	--	0.11	12/20/2020	--	--	--	--
Thomas C. Ridenour	--	2,000,000*	--	0.11	12/20/2020	--	--	--	--
Allan Breitkreuz	--	2,000,000*	--	0.11	12/20/2020	--	--	--	--

*The options vest one year from the date of issuance.

Employment Agreements

Pierre Quilliam. We entered into an employment agreement with Mr. Quilliam on January 1, 2011, which provides as follows:

•

Mr. Quilliam is entitled to a base salary of $125,000 per year;

•

Mr. Quilliam is entitled to an incentive salary equal to 10% of the adjusted net profits, which are defined to be net profit before federal and state income taxes, determined in accordance with generally accepted accounting practices by the Company's independent accounting firm and adjusted to exclude: (i) any incentive salary payments paid pursuant to his employment agreement; (ii) any contributions to pension and/or profit sharing plans; (iii) any extraordinary gains or losses (including, but not limited to, gains or losses on disposition of assets); (iv) any refund or deficiency of federal and state income taxes paid in a prior year; and (v) any provision for federal or state income taxes made in prior years which is subsequently determined to be unnecessary;

•

The term of the agreement is one year, but automatically renews for successive terms equal to the initial term unless it is terminated at least thirty days before any expiration date;

•

Mr. Quilliam is entitled to health and life insurance;

•

Mr. Quilliam is entitled to severance of 75% of his base salary at any time that we terminate him without cause after the initial term;

•

Mr. Quilliam’s employment is subject to standard provisions prohibiting his competition with us or soliciting our employees during and after the termination of their employment with us.

Allan Breitkreuz. We entered into an employment agreement with Allan Breitkreuz dated January 1, 2011.  The terms are identical to our employment agreement with Mr. Quilliam, except that his base salary is $97,500 and his title is vice president.

Denise Quilliam. We entered into an employment agreement with Denise Quilliam dated January 1, 2011.  The terms are identical to our employment agreement with Mr. Quilliam, except that her base salary is $42,500 and her title is Secretary.

Christian Quilliam.  We have entered into an employment agreement with Christian Quilliam dated January 1, 2011.  The terms are identical to our employment agreement with Pierre Quilliam, except that his base salary is $97,500, his title is Chief Operating Officer, and he is allowed to perform his services primarily from Ontario, Canada, subject to a requirement to make at least 12 trips per year to the Company’s operations in Idaho.

Thomas C. Ridenour.  We have entered into an employment agreement with Tom Ridenour dated January 1, 2011.  The terms are identical to our employment agreement with Pierre Quilliam, except that his base salary is $97,500, his title is Chief Financial Officer, and he is allowed to perform his services primarily from Atlanta, Georgia.

D. Roger Scammell.  We have entered into an employment agreement with Mr. Scammell effective as of January 1, 2011, which provides as follows:

•

Mr. Scammell serves as our president and as a director.

•

Mr. Scammell is entitled to a base salary of $100 per year, plus a signing bonus of 2,000,000 shares of the Registrant’s common stock, all of which is to be registered on Form S-8;

•

The term of the agreement is one year, but automatically renews for successive terms equal to the initial term unless it is terminated at least thirty days before any expiration date;

•

Mr. Scammell is entitled to health, dental, long term disability and life insurance, to the extent provided to all of our employees pursuant to such plans and programs that we may adopt from time to time; and

•

Mr. Scammell’s employment is subject to standard provisions requiring that he maintain the confidentiality of our information.

Director Compensation

The compensation of all of our directors is reported in the Summary Compensation Table above.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of July 29, 2011, with respect to the beneficial ownership of our common stock by (i) all of our directors, (ii) each of our executive officers named in the Summary Compensation Table, (iii) all of our directors and named executive officers as a group, and (iv) all persons known to us to be the beneficial owner of more than five percent (5%) of any class of our voting securities.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Pierre Quilliam (2) 5709 Manatee Avenue West Bradenton, Florida 34209	89,334,143	37.4%

New Vision Financial, Ltd. (3) Suite 13, Oliaji Trade Center Francis Rachel St. Victoria, Seychelles	52,019,133	21.8%

Thomas Ridenour (3) 100 North Point Center East Suite 530 Alpharetta, GA 30022	7,719,412	3.2%

D. Roger Scammell (4) Don Julio Berdegue 730B Fracc. El Cid Mazatlan, Sinaloa Mexico 82100	2,500,000	1.0%

Allan Breitkreuz (4) 1613 2nd Ave., RR#3 St-Catharines, Ontario Canada L2R 6P9	1,928,571	0.8%

Denise Quilliam (4) 5709 Manatee Avenue West Bradenton, Florida 34209	880,000	0.4%

Christian Quilliam (4) 5356 Vail Ct. Mississauga, Ontario Canada L5M 6G9	732,500	0.3%

All Officers and Directors as a Group	100,862,126	42.2%

(1) Based upon 238,823,917 shares issued and outstanding as of July 29, 2011.

(2) Pierre Quilliam’s shares include 38,134,143 shares owned outright, 50,700,000 shares owned by Bisell Investments, Inc., a company of which Mr. Quilliam is a director and president, and 500,000 shares owned by Silver Falcon.  Mr. Quilliam is an officer and director of Silver Falcon, and in that capacity exercises the shared power to vote and dispose of the shares owned by that entity. Mr. Quilliam’s shares do not include any shares owned by Denise Quilliam, who is his spouse.

(3) Owned outright.

(4)  Includes 500,000 shares owned by Silver Falcon, of which the person is an officer and director and in that capacity exercises the shared power to vote and dispose of the shares owned by that entity. All other shares owned by the person are owned outright.

(5) All of the officers and directors hold options to purchase shares of Common Stock, which are not included in their ownership amounts because the options are subject to a one year vesting requirement and are not currently exercisable within 60 days.

Equity Compensation Plan Information

The following table provides information as of December 31, 2010 about our outstanding compensation plans under which shares of stock have been authorized:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance (c)
Equity compensation plans approved by security holders	--	--	--
Equity compensation plans not approved by security holders	--	--	--
2010 Stock Option Plan	13,000,000	0.114	2,000,000
2010 Employee, Consultant and Advisor Stock Compensation Plan	2,083,333	0.713	12,916,667
Total	15,083,333	--	14,916,667

Related Party Transactions

Lease Transactions with Silver Falcon

On October 11, 2007, we entered into a lease agreement with Silver Falcon, under which we leased our owned and leased acreage on War Eagle Mountain, Idaho to Silver Falcon.  Silver Falcon is responsible for all mining activities on our land, and we are entitled to annual lease payments of $1,000,000 per year payable monthly, a nonaccountable expense allowance of $10,000 per month for any month in which ore is mined from our property, and a royalty of 15% from any proceeds payable to Silver Falcon by the smelter of ore produced from land.  The lease initially provided that lease payments must commence April 1, 2008.  Because Silver Falcon has been unable to commence operations according to its original schedule, we have agreed to extend the commencement date several times, to July 1, 2010.

On the first quarter of 2011, we amended the above-described lease with Silver Falcon.  The amendment provided that the annual lease payments would be deferred for a fifteen month period from October 2010 to

December 2011, and the term of the Lease would be extended for an equal amount of time.  Silver Falcon remains remain obligated to pay any royalties or the nonaccountable fee that accrues during the deferral period.  All of our officers and directors are also officers and directors of Silver Falcon.

Loan Transactions with New Vision Financial, Ltd.

From time to time we have borrowed funds from New Vision Financial, Ltd. (“New Vision”).  The loans have been made pursuant to promissory notes that bear interest at 7% per annum, and are convertible into common stock at $0.03 per share.  The following is a summary of our loan transactions with New Vision:

•

We borrowed $2,250 from New Vision pursuant to a promissory note dated December 31, 2007, which was due on December 31, 2009. At maturity, the balance due with interest was $2,565, which was converted into a new promissory note which had a maturity date of December 31, 2011.

•

We borrowed $7,500 from New Vision pursuant to a promissory note dated December 31, 2007, which was due on December 31, 2009.  On January 10, 2008, we issued New Vision 158,333 shares of common stock valued at $0.03 per share, or $4,750, and were applied to reduce the principal balance of the note. At maturity, the balance due with interest was $3,395, which was converted into a new promissory note which had a maturity date of December 31, 2011.

•

We borrowed $29,532 from New Vision pursuant to a promissory note dated June 30, 2008, which was due on June 30, 2010.  At maturity, the balance due with interest was $33,638, which was converted into a new promissory note which had a maturity date of June 30, 2012.

•

On November 12, 2010, New Vision converted all of the principal and accrued interest due under the above-described notes into 1,360,800 shares of our common stock.

Loan Transactions with Pierre Quilliam

From time to time we have borrowed funds from Pierre Quilliam, or chairman and chief executive officer.  The loans have been made pursuant to promissory notes that bear interest at 7% per annum, and are convertible into common stock at $0.03 per share.  The following is a summary of our loan transactions with Mr. Quilliam:

•

We borrowed $81,408 from Mr. Quilliam pursuant to a promissory note dated December 31, 2007, which was due on December 31, 2009.  On December 12, 2008, we issued Mr. Quilliam 825,000 shares of common stock valued at $0.03 per share, or $24,750, and were applied to reduce the principal balance of the note. At maturity, the balance due with interest was $66,222, which was converted into a new promissory note which had a maturity date of December 31, 2011.

•

We borrowed $5,830 from Mr. Quilliam pursuant to a promissory note dated June 30, 2008, which was due on June 30, 2010.  At maturity, the balance due with interest was $6,641, which was converted into a new promissory note which had a maturity date of June 30, 2012.

•

On December 1, 2008, we issued Mr. Quilliam a promissory note in the amount of $345,163 in payment of an account payable to Mr. Quilliam for expenses that he paid on behalf of us.  The note was due on December 1, 2010.

•

On November 12, 2010, Mr. Quilliam converted all of the principal and accrued interest due under the above-described notes into 15,642,472 shares of our common stock.

Loan Transactions with Silver Falcon

From time to time, we have borrowed money from Silver Falcon, and Silver Falcon has borrowed money from us.  The amounts are non-interest bearing, unsecured demand loans.  As of December 31, 2009, we were indebted to

Silver Falcon in the amount of $69,499.  As of December 31, 2010, Silver Falcon was indebted to us in the amount of $2,000.  In addition, Diamond Creek Mill, Inc., a wholly-owned subsidiary of Silver Falcon, was indebted to us in the amount of $4,000.

Review, Approval and Ratification of Related Party Transactions

The board of directors has responsibility for establishing and maintaining guidelines relating to any related party transactions between us and any of our officers or directors. Under our Code of Ethics, any conflict of interest between a director or officer and us must be referred to the non-interested directors for approval. We intend to adopt written guidelines for the board of directors which will set forth the requirements for review and approval of any related party transactions.

Director Independence

Our common stock is currently quoted on the OTCQB.  Since the OTCQB does not have its own rules for director independence, we use the definition of independence established by the NYSE Amex (formerly the American Stock Exchange).  Under applicable NYSE Amex rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

We periodically review the independence of each director. Pursuant to this review, our directors and officers, on an annual basis, are required to complete and forward to the Corporate Secretary a detailed questionnaire to determine if there are any transactions or relationships between any of the directors or officers (including immediate family and affiliates) and us. If any transactions or relationships exist, we then consider whether such transactions or relationships are inconsistent with a determination that the director is independent.  As this time, we do not have any independent directors.

Conflicts Relating to Officers and Directors

To date, we do not believe that there are any conflicts of interest involving our officers or directors, other than as disclosed above.  With respect to transactions involving real or apparent conflicts of interest, we have adopted policies and procedures which require that: (i) the fact of the relationship or interest giving rise to the potential conflict be disclosed or known to the directors who authorize or approve the transaction prior to such authorization or approval, (ii) the transaction be approved by a majority of our disinterested outside directors, and (iii) the transaction be fair and reasonable to us at the time it is authorized or approved by our directors.

BOARD RECOMMENDATION

Our Board believes that the election of the nominees for directors is in our and our shareholders’ best interests and recommends that the shareholders vote FOR the five nominees.

PROPOSAL TWO: PROPOSAL TO APPROVE 2010 STOCK OPTION PLAN

 (Item 2 on Proxy Card)

Summary of the 2010 option plan

The following description of certain features of the 2010 Stock Option Plan is intended to be a summary only.

Overview.   Our 2010 Stock Option was adopted by our board of directors in October 2010. The 2010 Stock Option Plan permits us to make grants of incentive stock options or non-qualified stock options. We initially reserved 20,000,000 shares of our common stock for the issuance of awards under the 2010 Stock Option Plan. Generally, shares that are forfeited or canceled from awards under the 2010 Stock Option Plan also will be available for future awards.

Plan Administration.   The 2010 Stock Option Plan may be administered by either our Board or any committee of our Board appointed to administer the 2010 Stock Option Plan (the “Administrator”). The Administrator has full power and authority to select the participants to whom awards will be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of any award and to determine the specific terms and conditions of each award, subject to the provisions of the 2010 Stock Option Plan. The 2010 Stock Option Plan is currently administered by our Board. Our practice is to have all recommendations of equity awards and approvals or amendments regarding the 2010 Stock Option Plan be approved by our board of directors.

Eligibility and Limitations on Grants.   All full-time and part-time officers, employees, non-employee directors and other key persons (including consultants and prospective employees) are eligible to participate in the 2010 Stock Option Plan, subject to the discretion of the Administrator.

Stock Options.   The 2010 Stock Option Plan permits the granting of (1) stock options intended to qualify as incentive stock options under Section 422 of the Code and (2) stock options that do not so qualify. Options granted under the 2010 Stock Option Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons. The option exercise price of each option will be determined by the Administrator but may not be less than 100% of the fair market value of our common stock on the date of grant.

The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options maybe accelerated by the Administrator. Options may be exercised in whole or in part with written notice to the Company.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Administrator, or by delivery (or attestation to the ownership) of shares that are beneficially owned by the optionee. Subject to applicable law, the exercise price may also be delivered to the Company by a “cashless exercise” through a broker pursuant to irrevocable instructions to the broker from the optionee.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one fiscal year and a shorter term and higher minimum exercise price in the case of certain large stockholders.

Exercise Price.   The exercise price of stock options awarded under the 2010 Stock Option Plan may not be less than the fair market value of our common stock on the date of the option grant and the term of each option may not exceed ten years from the date of grant. The Administrator will determine at what time or times each option may be exercised and, subject to the provisions of the 2010 Stock Option Plan, the period of time, if any, after retirement, death, disability or other termination of employment during which options may be exercised.

Transfers.    Unless the Administrator provides otherwise, our 2010 Stock Option Plan does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Change in Control Provisions.   In the event of a merger, sale or dissolution, or a similar “sale event,” unless assumed or continued by any successor entity, all stock options and stock appreciation rights granted under the 2010 Stock Option Plan will automatically become fully exercisable, all other awards granted under the 2010 Stock Option Plan will become fully vested and non-forfeitable and awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the Administrator’s discretion. In addition, upon the effective time of any such sale event, the 2010 Stock Option Plan and all awards will terminate unless the parties to the transaction, in their discretion, provide for appropriate substitutions or assumptions of outstanding awards.

Duration, Amendment and Termination.   No awards may be granted under the 2010 Stock Option Plan after ten years from its adoption by the Board. Our Board adopted the 2010 Stock Option Plan in October 2010. In addition, our Board may amend or discontinue the 2010 Stock Option Plan at any time, and our Administrator may amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose. No such amendment may adversely affect the rights under any outstanding award without the holder’s consent. Other than in the event of a necessary adjustment in connection with a change in the Company’s stock or a merger or similar transaction, the Administrator may not “reprice” or otherwise reduce the exercise price of outstanding stock options or stock appreciation rights. Further, any material amendments to the 2010 Stock Option Plan will be subject to approval by our stockholders, including any amendment that (i) increases the number of shares available for issuance under the 2010 Stock Option Plan, (ii) expands the types of awards available under, the eligibility to participate in, or the duration of, the plan, (iii) materially changes the method of determining fair market value for purposes of the 2010 Stock Option Plan, (iv) is required by the rules of any exchange on which our common stock trades or is quoted, or (v) is required by the Code to ensure that incentive options are tax qualified.

Tax Withholding.   Participants in the 2010 Stock Option Plan are responsible for the payment of any Federal, state or local taxes that we are required by law to withhold upon any option exercise or vesting of other awards. Participants may elect to have the minimum tax withholding obligations satisfied either by authorizing us to withhold shares to be issued pursuant to an option exercise or other award, making a cash payment to us or subject to approval by the Administrator, by transferring to us shares having a value equal to the amount of such taxes.

Tax aspects under the code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2010 Stock Option Plan. It does not describe all federal tax consequences under the 2010 Stock Option Plan, nor does it describe state or local tax consequences.

Incentive Options.   No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (1) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (2) there will be no deduction for us for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares ) over the option price thereof, and (b) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above (e.g., if the holding periods described above are not satisfied), the option is treated as a non-qualified option. In addition, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options.   No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Parachute payments

The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on the Company’s deductions

As a result of Section 162(m) of the Code, the Company’s deduction for certain awards under the 2010 Stock Option Plan may be limited to the extent that the chief executive officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation in excess of $1,000,000 a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). Grants under the 2010 Stock Option Plan through the Reliance Period is exempt from the cap imposed by Section 162(m) of the Code. If stockholders approve Proposal 2, certain grants under the 2010 Stock Option Plan, including stock options subject to performance vesting, will qualify as performance-based compensation after the Reliance Period.

2010 Stock Option Plan benefits

The following table provides information with respect to the number of shares granted under the 2010 Stock Option Plan for the fiscal year ended December 31, 2010 to the Company’s chief executive officer, executive officers, non-employee directors and non-executive officers:

Name and Position	Dollar Value	Options Number	Average Exercise Price

Pierre Quilliam, Chairman and CEO	$ 140,971	3,000,000	$0.121
Denise Quilliam, Secretary and director	$ 93,981	2,000,000	$0.121
Christian Quilliam, COO and Director	$ 93,981	2,000,000	$0.11
Allan Breitkreuz, VP and Directors	$ 93,981	2,000,000	$0.11
Thomas C. Ridenour, CFO	$ 93,981	2,000,000	$0.11
Executive officers as a group	$ 516,895	11,000,000	$0.12
Current directors who are not executive officers as a group	$ -	-	$ -
All employees, other than executive officers, as a group	$ -	-	$ -

Board Recommendation

The Board of Directors unanimously recommends that you vote FOR approval of the proposed Plan. The affirmative vote of holders of a majority of the all of the votes cast at a meeting at which a quorum is present is needed to approve the proposed Plan. Consequently, abstentions and broker non-votes with respect to Shares otherwise present at the Annual Meeting in person or by proxy will have no effect on the result of the vote although they will be considered present for purposes of determining the presence of a quorum.

PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF W.T. UNIACK & CO. CPA’S P.C.

(Item 3 on Proxy Card)

Our Board has selected W.T. Uniack & Co. CPA's P.C. as our registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2011. W.T. Uniack & Co. CPA's P.C. has audited our financial statements since 2007. The affirmative vote of the holders of a majority of the shares of common stock voting on the matter at the meeting is necessary to approve the selection of W.T. Uniack & Co. CPA's P.C. as our registered public accounting firm and to authorize our Board to fix the remuneration to be paid to W.T. Uniack & Co. CPA's P.C. In the event of a negative vote, our Board will reconsider its selection. A representative of W.T. Uniack & Co. CPA's P.C. is not expected to be present at the meeting.

Principal Accountant Fees and Services

The following table summarizes the fees W.T. Uniack & Co. CPA's P.C., our registered public accounting firm for 2010 and 2009, billed to us for each of the last two fiscal years:

Fee Category	2010	2009
Audit Fees(1)	$15,000	$15,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

Total Fees	$15,000	$15,000

(1)   Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

Pre-Approval Policy and Procedures

Our Board has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our registered public accounting firm. This policy generally provides that we will not engage our registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the full Board.

BOARD RECOMMENDATION

Our Board believes that the appointment of W.T. Uniack & Co. CPA's P.C. as our registered public accounting firm for the fiscal year ending December 31, 2011 is in our and our shareholders’ best interests and recommends that the shareholders vote FOR this proposal.

OTHER MATTERS

Our Board does not know of any other matters that may come before the meeting. However, if any other matters are properly presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

 All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

 Section 16(a) Beneficial Ownership Reporting Compliance

During the fiscal year ended 2010, the following officers and directors failed to file the following Forms 3, 4 or 5:

•

New Vision Financial, Ltd. and Pierre Quilliam failed to a file a Form 4 or 5 with respect to shares issued to them upon conversion of convertible notes.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of this proxy statement or our annual report or notice of Internet availability of proxy materials may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of these documents to you if you write or call us at the following address or phone number: GoldLand Holdings Co., Attention: Denise Quilliam, 5709 Manatee Avenue West, Bradenton, Florida 34205, (941) 761-7819. If you wish to receive separate copies of our proxy statement, annual report or notice of Internet availability of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

Deadline for Submission of Shareholder Proposals for the 2011 Annual Meeting of Shareholders

Proposals of shareholders intended to be presented at the 2011 Annual Meeting of Shareholders pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by us no later than April 4, 2012 (which is 120 calendar days before the anniversary of the date of this proxy statement) in order to be included in the proxy statement and form of proxy relating to that meeting.  Proposals must comply with the SEC proxy rules relating to shareholder proposals in order to be included in our proxy materials. All shareholder proposals should be sent to 2520 Manatee Avenue West, Suite 200, Bradenton, Florida 34205, Attention: Denise Quilliam, Corporate Secretary.

THE BOARD OF DIRECTORS ENCOURAGES SHAREHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. SHAREHOLDERS OF RECORD WHO ATTEND THIS MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

By Order of the Board of Directors,
/s/
Pierre Quilliam
Chairman of the Board

Bradenton, Florida

August 3, 2011

PROXY

GOLDLAND HOLDINGS CO.

2520 Manatee Avenue West, Suite 200

BRADENTON, FL 34205

ANNUAL MEETING OF STOCKHOLDERS, THURSDAY, SEPTEMBER 22, 2011

(This Proxy is Solicited on Behalf of the Board of Directors)

The undersigned hereby appoints Pierre Quilliam, as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of GoldLand Holdings Co. (“Goldcorp”) held of record by the undersigned on July 29, 2011 at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 14877 Silver City Road, Murphy, Idaho 83650 at 1:00 p.m. Mountain Time, on September 22, 2011 and at any adjournments or postponements thereof. Directions to the meeting location in order to attend the Annual Meeting may be obtained by calling (757) 306-6090.  The undersigned also acknowledges receipt of the Notice of the Annual Meeting of Stockholders, the proxy statement and the annual report on Form 10-K for the year ended December 31, 2010, which were furnished with this proxy.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 22, 2011:
THE PROXY STATEMENT AND ANNUAL REPORT TO SECURITY HOLDERS ARE AVAILABLE AT
HTTP://MATERIALS.PROXYVOTE.COM/38145V

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the director nominee and FOR each of the other proposals set forth hereon.

1.	ELECTION OF DIRECTORS as follows:

	NOMINEE: Pierre Quilliam	[ ] FOR	[ ] WITHHOLD

	NOMINEE: Allan Breitkreuz	[ ] FOR	[ ] WITHHOLD

	NOMINEE: Christian Quilliam	[ ] FOR	[ ] WITHHOLD

	NOMINEE: Denise Quilliam	[ ] FOR	[ ] WITHHOLD

	NOMINEE: D. Roger Scammell	[ ] FOR	[ ] WITHHOLD

2.	PROPOSAL TO APPROVE 2010 STOCK OPTION PLAN

	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.	RATIFICATION OF APPOINTMENT OF THE W.T. UNIACK & Co. CPA’s P.C., AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010

	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

4.

In their discretion, the Proxies are authorized to vote upon all other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof, provided that discretionary voting on such other matters is permitted by applicable rules and regulations.

MARK HERE FOR ADDRESS CHANGE AND INDICATE NEW ADDRESS			[ ]

MARK HERE IF YOU PLAN TO ATTEND THE MEETING			[ ]

Share:

Name:		Acct #:

Address:
Signature

	Signature	Date:

NOTE: This proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the stockholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY BY USING THE ENCLOSED ENVELOPE.